UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

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☐	Preliminary Proxy Statement
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☐	Definitive Proxy Statement
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United Parcel Service, Inc.

(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the
Shareowner Meeting to Be Held on May 10, 2018.

UNITED PARCEL SERVICE, INC.

UNITED PARCEL SERVICE, INC.
INVESTOR RELATIONS B1F7
55 GLENLAKE PARKWAY, N.E.
ATLANTA, GA 30328

Meeting Information

Meeting Type:           Annual Meeting

For holders as of:     March 12, 2018

Date:   May 10, 2018      Time:   8:00 a.m. (Eastern Time)

Location:

Hotel du Pont

11th and Market Streets

Wilmington, DE 19801

You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com, scan the QR Barcode on the reverse side, or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

Before You Vote

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

NOTICE AND PROXY STATEMENT    ANNUAL REPORT

How to View Online:

Have the information that is printed in the box marked by the arrow  (located on the following page) and visit: www.proxyvote.com, or scan the QR Barcode below.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1)	BY INTERNET:	www.proxyvote.com
2)	BY TELEPHONE:	1-800-579-1639
3)	BY E-MAIL*:	sendmaterial@proxyvote.com

*	If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor.

Please make the request as instructed above on or before April 26, 2018 to facilitate timely delivery.

How To Vote Please Choose One of the Following Voting Methods	SCAN TO VIEW MATERIALS & VOTE

Vote In Person: Shareowners may attend the meeting and vote in person. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet: Go to www.proxyvote.com or from a smart phone, scan the QR Barcode above. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items

The board of directors recommends you vote FOR all 13 director nominees and FOR Proposals 2 and 3.

1.	To elect 13 directors nominated by the board of directors to serve until the 2019 annual meeting of shareowners.

Nominees:

	1a)	David P. Abney

	1b)	Rodney C. Adkins

	1c)	Michael J. Burns

	1d)	William R. Johnson

	1e)	Candace Kendle

	1f)	Ann M. Livermore

	1g)	Rudy H.P. Markham

	1h)	Franck J. Moison

	1i)	Clark T. Randt, Jr.

	1j)	Christiana Smith Shi

	1k)	John T. Stankey

	1l)	Carol B. Tomé

	1m)	Kevin M. Warsh

2.	To approve the 2018 Omnibus Incentive Compensation Plan.

3.	To ratify the appointment of Deloitte & Touche LLP as UPS’s independent registered public accounting firm for the year ending December 31, 2018.

The board of directors recommends you vote AGAINST the following shareowner proposal:

4.	To prepare an annual report on lobbying activities.

The board of directors recommends you vote AGAINST the following shareowner proposal:

5.	To reduce the voting power of class A stock from 10 votes per share to one vote per share.

The board of directors recommends you vote AGAINST the following shareowner proposal:

6.	To integrate sustainability metrics into executive compensation.

In their discretion upon such other matters as may properly come before the meeting or any adjournments or postponements thereof.

Directions to the Shareowner Meeting

FROM PHILADELPHIA ON I-95 SOUTH
1.	Take I-95 South through Chester to Wilmington.
2.	Follow I-95 South to Exit 7A marked “52 South, Delaware Ave.”
3.	Follow exit road (11th Street) to intersection with Delaware Ave. marked”52 South, Business District.”
4.	At the Delaware Ave. intersection, bear left, continuing on 11th Street.
5.	Follow 11th Street through four traffic lights. Hotel du Pont is on the right.
FROM ROUTE 202

1.	Follow Route 202 to I-95 intersection. Take I-95 South.
2.	From I-95 South, follow steps 2-5 above.
FROM DOWNSTATE DELAWARE

1.	Take Route 13 North, into Wilmington.
2.	Follow signs marked “North Business, Route 13” to the eighth traffic light.
3.	At the eighth light, make a left onto 10th Street.
4.	Follow 10th Street three blocks to Orange Street, and make a right on Orange Street.
5.	Next block is 11th Street. Turn right; Hotel du Pont is on the right.
FROM BALTIMORE ON I-95 NORTH

1.	Follow I-95 North to Wilmington. Take Exit 7 marked “Route 52, Delaware Ave.”
2.	From right lane, take Exit 7 onto Adams Street.
3.	At the third traffic light on Adams Street, turn right. Follow sign marked”52 South, Business District.”
4.	At the Delaware Ave. intersection, bear left, continuing on 11th Street.
5.	Follow 11th Street through four traffic lights. Hotel du Pont is on the right.

FROM NEW JERSEY
(NEW JERSEY TURNPIKE)
1.	Take the New Jersey Turnpike South to Delaware Memorial Bridge.
2.	After crossing the Delaware Memorial Bridge, follow signs to I-95 North.
3.	From I-95 North, follow steps 1-5 above.